Sub-Item 77P
Amendment, dated January 6, 2012, to the Investment
Sub-Advisory Agreement, dated April 2, 2009, between
SIMC and Acadian Asset Management LLC with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(4) of Post-
Effective Amendment No. 54 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
22821 and 811-05601), filed with the SEC on January
27, 2012.

Amended Schedule B, as last revised October 1, 2011, to the Investment Sub-Advisory Agreement, dated June
27, 2008, between SIMC and Artisan Partners Limited
Partnership with respect to the Emerging Markets
Equity Fund is herein incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 54 to
Registrants Registration Statement on Form N-1A
(File Nos. 033-22821 and 811-05601), filed with the SEC on January 27, 2012.

Amended Schedule A, as last revised June 27, 2011, to the Investment Sub-Advisory Agreement, dated
September 18, 2000, as amended July 1, 2003, between
SIMC and The Boston Company Asset Management LLC with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(14) of Post-Effective Amendment No. 54 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
22821 and 811-05601), filed with the SEC on January
27, 2012.

Amendment, dated September 23, 2011, to the
Investment Sub-Advisory Agreement, dated September
18, 2000, as amended July 1, 2003 and with Amended
Schedule A, as last revised June 27, 2011, between
SIMC and The Boston Company Asset Management LLC with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 54 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
22821 and 811-05601), filed with the SEC on January
27, 2012..

Amendment, dated September 15, 2011, to the
Investment Sub-Advisory Agreement, dated March 25,
2011, between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 54 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
22821 and 811-05601), filed with the SEC on January
27, 2012.

Amended Schedule B, as last revised November 10,
2011, to the Investment Sub-Advisory Agreement, dated March 21, 2007, between SIMC and FIL
Investment Advisors with respect to the
International Fixed Income Fund is herein incorporated by reference to Exhibit (d)(21) of Post-Effective Amendment No. 54 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
22821 and 811-05601), filed with the SEC on January
27, 2012.

Investment Sub-Advisory Agreement, dated October 26,
2011, between SIMC and JO Hambro Capital Management
Limited with respect to the Emerging Markets Equity
Fund is herein incorporated by reference to Exhibit
(d)(25) of Post-Effective Amendment No. 54 to
Registrants Registration Statement on Form N-1A
(File Nos. 033-22821 and 811-05601), filed with the SEC on January 27, 2012.

Amended Schedule B, as last revised June 30, 2011, to the Investment Sub-Advisory Agreement dated
August 3, 2007 between SIMC and PanAgora Asset
Management Inc with respect to the Emerging Markets
Equity Fund is herein incorporated by reference to Exhibit (d)(30) of Post-Effective Amendment No. 54 to Registrants Registration Statement on Form N-1A
(File Nos. 033-22821 and 811-05601), filed with the SEC on January 27, 2012.